SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         STATEFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                                                September 25, 1998





Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of StateFed Financial Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:00 p.m., Des Moines, Iowa time, on October 21, 1998, at the main office of the Company located at 519 Sixth Avenue, Des Moines, Iowa.

     In addition to the election of directors, stockholders are being asked to ratify the appointment of Vroman, McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                                              Very truly yours,




                                              JOHN F. GOLDEN
                                              President, Chief Executive Officer
                                              and Chairman of the Board

                         STATEFED FINANCIAL CORPORATION
                                519 Sixth Avenue
                             Des Moines, Iowa 50309
                                 (515) 282-0236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1998


     Notice is  hereby  given  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of StateFed Financial Corporation ("StateFed Financial" or the "Company") will be held at the main office of the Company located at 519 Sixth Avenue, Des Moines, Iowa, at 2:00 p.m. Des Moines, Iowa time, on October 21, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

1.   The election of two directors of the Company;

2. The ratification of the appointment of Vroman, McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 4, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors




                                              John F. Golden
                                              President, Chief Executive Officer
                                              and Chairman of the Board


Des Moines, Iowa
September 25, 1998


--------------------------------------------------------------------------------

    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         STATEFED FINANCIAL CORPORATION
                                519 Sixth Avenue
                             Des Moines, Iowa 50309
                                 (515) 282-0236


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of StateFed Financial Corporation ("StateFed Financial" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 519 Sixth Avenue, Des Moines, Iowa, on October 21, 1998, at 2:00 p.m., Des Moines, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 25, 1998. Certain of the information provided herein relates to State Federal Savings and Loan Association of Des Moines ("State Federal" or the "Association"), a wholly owned subsidiary and predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and to ratify the appointment of Vroman, McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors for the fiscal year ending June 30, 1999.

Vote Required and Proxy Information

     All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoptions of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Pursuant to the Company's Employee Stock Ownership Plan, unallocated shares will be voted by the Trustee in the same proportion as allocated shares voted by participants. Any written notice revoking a proxy should be delivered to Andra K. Black, Secretary, StateFed Financial Corporation, 519 Sixth Avenue, Des Moines Iowa 50309.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on September 4, 1998, will be entitled to one vote for each share then held. As of that date, the Company had 1,554,392 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and (iii) all directors and executive officers as a group.

                                                                                        Shares      Percent
                                                                                     Beneficially      of
                  Beneficial Owner                                                       Owned        Class
------------------------------------------------------------------------------       ------------   -------

Krause Gentle Corporation(1)                                                            149,000       9.59%
C/O James B. Langeness
Duncan, Green, Brown, Langeness & Eckley
380 Capital Square, 400 Locust Street
Des Moines, Iowa  50309

StateFed Financial Corporation Employee Stock Ownership Plan                            136,048        8.75
519 Sixth Avenue
Des Moines, Iowa  50309(2)

John F. Golden, President and Chief Executive Officer(3)                                 92,002        5.79

Directors and executive officers of the Company and the Association as a group          243,120       14.86
(7 persons)(4)

----------
(1) The above information is as reported by Krause Gentle Corporation in a statement dated February 3, 1995 on Schedule 13-D filed pursuant to the Securities Exchange Act of 1934. Krause Gentle Corporation reported sole voting and dispositive power over 149,000 shares.

(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 69,209 shares of Common Stock were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.

(3)  Includes  33,714  shares held  directly,  12,836  shares  allocated  to Mr.
     Golden's account pursuant to the ESOP, 34,262 shares subject to options granted to Mr. Golden under the Stock Option Plan and 11,190 shares held pursuant to the MRP over which Mr. Golden has voting and dispositive power over all 11,190 shares.

(4) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 12,836, 8,680 and 7,294 shares allocated to the accounts of officers Golden, Black and Wood, respectively, pursuant to the Company's ESOP, 82,014 shares subject to options granted to directors and executive directors under the Company's Stock Option Plan and 29,134 shares of restricted stock awarded under the MRP to directors and executive officers over which such individuals have voting and dispositive power over all 29,134 shares.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

     The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information, as of September 4, 1998, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                                Shares of
                                                                                                  Common
                                                                                        Term       Stock     Percent
                                                                            Director      to    Beneficially     of
     Name                 Age(1)           Position(s) Held in the Company  Since(2)   Expire    Owned(3)     Class
----------------------    ------   --------------------------------------- ---------- --------  ----------   ------
                                    NOMINEES

Craig Wood                  40     Senior Vice President and Director         1995      2001       15,722      1.01%
Harry A. Winegar            70     Director                                   1977      2001       32,166      2.06

                         DIRECTORS CONTINUING IN OFFICE

John F. Golden              70     Chairman of the Board, President and       1981      1999       92,002      5.79
                                   Chief Executive Officer
Kevin J. Kruse(4)           38     Director                                   1993      1999       23,004      1.47
Eugene M. McCormick(5)      71     Director                                   1979      2000       36,866      2.37
Sidney M. Ramey(6)          58     Director                                   1987      2000       13,044      0.84
Andra K. Black              51     Executive Vice President and Director      1995      2000       30,316      1.93

----------

(1)  At June 30, 1998.

(2)  Includes service as a director of the Association.

(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 2,150, 7,744, 8,544, and 10,744 shares subject to options granted to Directors McCormick, Ramey, Winegar and Kruse, and 34,262, 15,474 and 3,096 shares subject to options granted to Chairman Golden, Executive Vice President Black and Senior Vice President Wood respectively, under the Stock Option Plan which options are exercisable within 60 days of September 4, 1998.

(4) Includes 21,316 shares held directly and 1,688 shares held by Mr. Kruse's spouse.

(5) Includes 35,866 shares held directly and 1,000 shares held by Mr. McCormick's spouse.

(6) Includes 11,784 shares held directly and 1,260 shares held by Mr. Ramey's spouse.

     The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Craig Wood. Mr. Wood is Senior Vice President of the Association, a position he has held since 1993. Mr. Wood oversees the mortgage lending and regulatory compliance of the lending department of the Association. Mr. Wood joined the Association in 1986 as a loan officer and was subsequently promoted to his current position. Mr. Wood is the son-in-law of the Chairman, Chief Executive Officer and President of the Association, John Golden.

     Harry A. Winegar. Mr. Winegar is currently retired. Until his retirement in 1992, Mr. Winegar was a consultant and appraiser for Carlson, McClure & McWilliams, Inc. a real estate appraisal firm located in Des Moines, Iowa.

     John F. Golden. Mr. Golden is the Chairman of the Board, Chief Executive Officer, and President of State Federal. Mr. Golden joined the Association in
1963 and served in various capacities until 1981 when he was promoted to President and Chief Executive Officer. Mr. Golden is responsible for all transactions of the Association and he reports directly to the Board of Directors. Mr. Golden was appointed Chairman of the Board of Directors of the Association and the Company in June, 1995.

     Kevin J. Kruse. Mr. Kruse is the Senior Vice President and Corporate Counsel for the Iowa's Community Backers/ Diversified Management Services, Inc. a trade association headquartered in Des Moines, Iowa.

     Eugene M. McCormick. Mr. McCormick is currently retired. Until 1993, he practiced dentistry in Des Moines, Iowa.

     Sidney M. Ramey. Since 1982, Mr. Ramey has been the President of Peoples Abstract Company, a title search company located in Des Moines, Iowa.

     Andra K. Black. Ms. Black is Executive Vice President of the Association, a position she has held since 1986. Ms. Black is responsible for the operations and savings departments, which include compliance with savings regulations and disclosures, general office administration and reporting to the Office of Thrift Supervision ("OTS") and the Internal Revenue Service ("IRS"). Ms. Black also oversees the maintenance of the general ledger and monthly reporting.

Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Board of Directors of the Company has standing Executive, Audit, and Stock Option and MRP Committees.

     The Executive Committee is comprised of Directors Golden, Wood and Black. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This Committee met 20 times during fiscal 1998.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors McCormick, Ramey, Winegar and Kruse. During the fiscal year ended June 30, 1998, this committee did not meet, however, the full Board did meet once during the year to perform these duties.

     The Stock Option and MRP Committee is composed of Directors McCormick, Ramey, Winegar and Kruse. This Committee is responsible for administering the Company's Stock Option Plan and the MRP. This Committee did not meet during the fiscal year ended June 30, 1998.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

     Meetings and Committees of the Association. Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 1998. During fiscal 1998, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Association has standing Executive, Outside Audit, Inspection, Loan, Appraisal, Investment Environmental Risk, Insurance, Assets Management Budget and Employee Salary and Benefit Committees. A description of each committee of the Association is set forth below.

     The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The Executive Committee also has responsibility for oversight of the Association's lending policies. This committee consists of three persons including the Chairman of the Board and Directors Black and Wood. During the fiscal year ended June 30, 1998, this committee met 20 times.

     The Outside Audit Committee is composed of Directors McCormick, Ramey, Winegar and Kruse. The Outside Audit Committee meet on an annual basis and are responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Association's independent auditors. This committee met one time during the year ended June 30, 1998.

     The Inspection Committee is responsible for review of construction loan activity including on-site inspection of property. Members of this committee include Chairman Golden and Director Wood. This committee meets on an as needed basis and is usually combined with the Loan Committee meeting. The Inspection Committee met 19 times during fiscal 1998.

     The Loan Committee is responsible for evaluating and approving all loan applications. The current members of this committee are Chairman Golden, Directors Black and Wood and Vice Presidents Komma and Stravers. This committee meets weekly and on an as needed basis. The committee met 36 times during the year ended June 30, 1998.

     The Appraisal Committee is comprised of Chairman Golden and Director Wood. This committee evaluates appraisers' applications and recommends approval or disapproval to the board. This committee is usually combined with the Loan Committee meeting. The committee meets on an as needed basis and met 12 times during the year ended June 30, 1998.

     The Investment Committee meets on an as needed basis to review and approve investments of the Association and set investment strategies. The meeting is usually combined with the Executive Committee meeting. The members of this committee are Chairman Golden and Directors Black and Wood. This committee held 15 meetings during the year ended June 30, 1998.

     The Environmental Risk Committee is comprised of Chairman Golden and Director Wood. This committee reviews the environmental risk regulations and the impact of such regulations on loan applications. Meetings of this committee are held on an as needed basis and are usually combined with the Loan Committee meeting. The Environmental Risk Committee did not meet during fiscal 1998.

     The Insurance Committee is comprised of President Golden and Director Black. It meets annually to discuss renewal of existing insurance policies and on an as needed basis. This committee met once during fiscal 1998.

     The Asset Management Committee meets annually and on an as needed basis to discuss asset/liability strategy. The current members of the Asset Management Committee are Chairman Golden and Directors Black and Wood. During fiscal 1998, the Committee met five times.

     The Budget Committee is comprised of Chairman Golden and Director Black. The Budget Committee meets annually to determine the budget and at least quarterly to review the budget. The Budget Committee met one time during the year ended June 30, 1998.

     The Employee Salary and Benefit Committee determines the salaries and benefits of the employees of the Association. Chairman Golden and Directors McCormick, Wood and Black comprise the committee. The committee meets once a year and met one time during fiscal 1998.

Director Compensation

     Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Association's Board of Directors. All Association directors receive a fee of $550 per month. No fee is paid to directors of the Association for committee membership.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Association.

     The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the fiscal year ended June 30, 1998. No executive officer made in excess of $100,000 during the fiscal year ended June 30, 1998.


-----------------------------------------------------------------------------------------------------------------------
                                            Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------
                                                                        Long Term Compensation
                                         Annual Compensation                    Awards
-----------------------------------------------------------------------------------------------------------------------
   Name and Principal         Fiscal                        Other Annual   Restricted Stock   Options/     All Other
        Position               Year  Salary($)(1) Bonus($) Compensation($)     Award ($)      SARs (#)  Compensation($)
=======================================================================================================================
John F. Golden, President
  and Chief Executive Officer  1996   $87,625     $1,565        N/A              ---            ---          $---

                               1997   $88,435     $1,580        N/A              ---            ---           ---

                               1998   $89,844     $1,595        N/A              ---            ---           ---
------------------------------------------------------------------------------------------------------------------------

----------
(1) Amount includes directors fees of $6,180, $6,390 and $6,600 for fiscal years 1996, 1997 and 1998, respectively.

     The following table sets forth information regarding the number and value of stock options at June 30, 1998 held by the Company's Chief Executive Officer.

====================================================================================================================
                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                                 OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------
                                                                                                Value of
                                                                 Number of                     Unexercised
                                                                Unexercised                   In-the-Money
                                                              Options/SARs at                Options/SARs at
                                                               FY-End (#)(1)                  FY-End ($)(2)
                                                        ------------------------------------------------------------
                         Shares Acquired     Value
         Name            on Exercise (#)  Realized ($)  Exercisable   Unexercisable   Exercisable    Unexercisable
====================================================================================================================
John F. Golden                3,000         $25,125       23,946         10,316       $335,244(2)     $144,424(2)
====================================================================================================================

----------

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer pursuant to the terms of the incentive stock option award, options will be exercisable upon the receipt of stockholder approval of the Stock Option Plan.

(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and asked price of $14.00 per share of the common stock as reported on the NASDAQ system on June 30, 1998.

Employment Agreements and Salary Continuation Plan

     Employment Agreements. Effective upon completion of the Association's conversion to stock form (the "Conversion"), the Association entered into employment agreements with Mr. Golden, President of the Association and officers Black and Wood. The employment agreements are designed to assist the Association in maintaining a stable and competent management team after the Conversion. The continued success of the Association depends to a significant degree on the skills and competence of its officers. These agreements were filed with and approved by the Office of Thrift Supervision ("OTS"). The employment agreements provide for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. On the effective date of the contracts, the current base salaries of Messrs. Golden and Wood and Ms. Black were $83,844, $54,520 and $58,100, respectively. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90-days' notice to the Association.

     The employment agreements provide for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of the Association where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. See "Restrictions on Acquisitions of Stock and Related Takeover Defensive Provisions." The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on his current salary, if Mr. Golden's employment had been terminated as of June 30, 1998, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $241,000.

Certain Transactions

     The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's Loan Committee.

     All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Loans to all directors, executive officers, employees and their associates totaled $1.7 million at June 30, 1998, which was 10.48% of the Holding Company's stockholders' equity at that date. All of such loans were made on the same terms, including interest rates, as those of comparable transactions prevailing at the time.


           PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement for Vroman, McGowen, Hurst, Clark & Smith, P.C. to be its auditors for the 1999 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Vroman, McGowen, Hurst, Clark & Smith, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF VROMAN, MCGOWEN, HURST, CLARK & SMITH, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 519 Sixth Avenue, Des Moines, Iowa 50309, no later than June 23, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 519 Sixth Avenue, Des Moines, Iowa 50309 by September 12, 1999; provided, however, that in the event that the date of the annual meeting is held before September 22, or after November 21, 1999, the shareholder proposal must be received not later than the close of business on the later of the 40th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS





                                              John F. Golden
                                              Chairman of the Board
Des Moines, Iowa
September 25, 1998

                         STATEFED FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998


     The undersigned hereby appoints the Board of Directors of StateFed Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company located at 519 Sixth Avenue, Des Moines, Iowa on October 21, 1998 at 2:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                         |_| FOR                            |_| VOTE WITHHELD

     INSTRUCTION:     To withhold your vote for any individual nominee, strike a line in that nominee's name below.

                      CRAIG WOOD                         HARRY A. WINEGAR

2. The ratification of the appointment of Vroman, McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 1999.

                  |_| FOR             |_| AGAINST            |_| VOTE WITHHELD

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.


                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



Dated:                                , 1998
       -------------------------------        ----------------------------------
                                              Signature of Stockholder
                                              Please   sign   exactly  as  your
                                              name(s)  appear(s)  to the  left.
                                              When    signing   as    attorney,
                                              executor, administrator,  trustee
                                              or  guardian,  please  give  your
                                              full  title.  If shares  are held
                                              jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE